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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 MAY 29, 1998
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               Date of Report (date of earliest event reported)


                       CBT GROUP PUBLIC LIMITED COMPANY
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            (Exact name of Registrant as specified in its charter)

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
     REPUBLIC OF IRELAND                    0-25674                   NOT APPLICABLE
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(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer Identification No.)
incorporation or organization)
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                              1005 HAMILTON COURT
                         MENLO PARK, CALIFORNIA 94025
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                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      Registrant's telephone number, including area code:  (650) 614-5900


                                      N/A
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         (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets
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     On May 29, 1998, CBT Group PLC, a public limited company organized under the laws of the Republic of Ireland ("CBT"), completed its acquisition of The ForeFront Group, Inc., a Delaware corporation ("ForeFront"), pursuant to the terms of an Agreement and Plan of Reorganization, dated as of March 16, 1998 (the "Reorganization Agreement"), among CBT, ForeFront and Rockets Acquisition Corp., a wholly owned subsidiary of CBT ("Merger Sub").

     Pursuant to the terms of the Reorganization Agreement, Merger Sub merged with and into ForeFront and ForeFront became a wholly owned subsidiary of CBT. In addition, each issued and outstanding share of ForeFront Common Stock (other than shares owned by CBT, ForeFront, Merger Sub or any direct or indirect wholly owned subsidiary of CBT or ForeFront) was converted into the right to receive
0.3137 American Depositary Shares ("ADSs") of CBT (the "Exchange Ratio") and each outstanding option, warrant or other right to acquire ForeFront Common Stock was assumed by CBT and became an equivalent right with respect to CBT ADSs, on the same terms as the original option, warrant or right, adjusted to reflect the Exchange Ratio. CBT issued approximately 2.2 million CBT ADSs in the Merger and assumed options, warrants and other rights to acquire ForeFront Common Stock that can be exercised for approximately 1.0 million CBT ADSs.

     The Exchange Ratio was determined through negotiations between the managements of CBT and ForeFront, and was approved by their respective boards of directors on March 16, 1998. ForeFront stockholders approved the Merger on May 28, 1998.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements

                     Not Applicable

          (b) Pro Forma Financial Information

                     Not Applicable

          (c)  Exhibits

               2.1 Agreement and Plan of Reorganization, dated as of March 16, 1998, among CBT Group PLC, Rockets Acquisition Corp. and The ForeFront Group, Inc. (Incorporated by reference to Exhibit 2.1 to CBT's Registration Statement on
                        Form S-4 (File No. 333-51159) (the "Form S-4"))

               2.2      Form of Voting Agreement (Incorporated by reference to
                        Exhibit 2.2 to the Form S-4)

               2.3 Form of ForeFront Affiliate Agreement (Incorporated by reference to Exhibit 2.3 to the Form S-4)

               2.4 Form of Certificate of Merger (Incorporated by reference to Exhibit 2.4 to the Form S-4)
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 12, 1998         CBT GROUP PLC


                              /s/ Richard Y. Okumoto
                              ----------------------
                              Richard Y. Okumoto
                              Vice President, Finance and
                              Chief Financial Officer
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                                 CBT GROUP PLC

                           EXHIBIT INDEX TO FORM 8-K
                              Dated June 12, 1998


Exhibit

2.1 Agreement and Plan of Reorganization, dated as of March 16, 1998, among CBT Group PLC, Rockets Acquisition Corp. and The ForeFront Group, Inc. (Incorporated by reference to Exhibit 2.1 to CBT's Registration Statement on Form S-4 (File No. 333-51159))

2.2 Form of Voting Agreement (Incorporated by reference to Exhibit 2.2 to CBT's Registration Statement on Form S-4 (File No. 333-51159))

2.3       Form of ForeFront Affiliate Agreement (Incorporated by reference to
          Exhibit 2.3 to CBT's Registration Statement on Form S-4 (File No. 333-51159))

2.4       Form of Certificate of Merger (Incorporated by reference to Exhibit
          2.4 to CBT's Registration Statement on Form S-4 (File No. 333-51159))